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                                                                    EXHIBIT 23.2

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference of our report, dated September 27, 1999, relating to the financial statements of International Fuel Technology, Inc. for the year ended March 31, 1999 included in this Form 10-K in the Registration Statement on Form S-8 (File No. 333-96261).


                                       MCGLADREY & PULLEN, LLP

                                       /s/ McGladrey & Pullen, LLP

Las Vegas, Nevada
March 30, 2001


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